UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

SKYLINE CHAMPION CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Indiana	001-04714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 West Big Beaver Road, Suite 1000
Troy, Michigan		48084
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 614-8211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SKY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on September 26, 2023 (the “Closing Date”) of the transactions contemplated by that certain Share Subscription Agreement, dated August 14, 2023 (the “Subscription Agreement”), by and among Skyline Champion Corporation, an Indiana corporation (“Skyline Champion”), and ECN Capital Corp., a corporation existing under the laws of the Province of Ontario (“ECN Capital”). Pursuant to the terms of the Subscription Agreement, on the Closing Date, Skyline Champion made an approximately C$185 million (US$ 138 million) equity investment in ECN Capital on a private placement basis (the “Private Placement”) in exchange for 33,550,000 common shares of ECN Capital (the “Common Shares”) at a price per share of C$3.04 (“Share Issue Price”) and 27,450,000 mandatory convertible preferred shares, Series E of ECN Capital (“Convertible Preferred Shares”) at a price per share of C$3.04. Following the closing of the Private Placement, Skyline Champion beneficially owns an approximate 19.9% interest in ECN Capital (assuming the conversion of all Convertible Preferred Shares).

In addition, on the Closing Date and in connection with the Subscription Agreement, ECN Capital and Skyline Champion formed Champion Financing LLC, a captive finance company (“Champion Financing”) that is 51% owned by Champion Home Builders, Inc., an affiliate of Skyline Champion, and 49% owned by Triad Financial Services, Inc., a subsidiary of ECN Capital (“Triad”). As previously disclosed, Champion Financing will provide a tailored retail finance loan program for customers and a new branded floorplan offering for Skyline Champion, its affiliates and their independent retailers in the manufactured home finance space and will operate with services provided by Triad.

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the Subscription Agreement, ECN Capital and Skyline Champion entered into an investor rights agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, Skyline Champion has the right to nominate one director to serve on the Board of Directors of ECN Capital. On the Closing Date, ECN Capital appointed Tawn Kelley, a member of the Board of Directors of Skyline Champion, to the Board of Directors and Credit and Risk Committee of ECN Capital.

As previously disclosed, the Investor Rights Agreement also provides for, among other things, customary piggy-back registration rights, pre-emptive rights, standstill and voting support obligations. In addition, the Investor Rights Agreement provides that for a two-year period from the Closing Date: (i) unanimous approval of the Board of Directors of ECN Capital will be required in order to market the sale of Triad, pursue any material acquisitions or dispositions outside of the ordinary course (subject to certain agreed upon dispositions) or pay any dividends in excess of ECN Capital’s current quarterly dividends on its Common Shares and existing preferred shares and dividends on the Convertible Preferred Shares; (ii) Skyline Champion will have a right to match in connection with unsolicited offers to acquire ECN Capital or Triad; and (iii) the Common Shares to be acquired by Skyline Champion on the Closing Date will be subject to a lock-up period, subject to permitted transfers to affiliates of Skyline Champion.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On the Closing Date, Skyline Champion and ECN Capital issued a joint press release announcing the completion of the transactions contemplated by the Subscription Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, the “forward-looking statements”). Such statements are based on the current expectations and views of future events of ECN Capital’s and Skyline Champion’s management. In some cases the forward-looking statements can be identified by words or phrases such as “will”, “expect”, “anticipate”, “intent”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify forward-looking statements. Forward-looking statements in this communication include those relating to the Private Placement, the anticipated benefits of the Private Placement and Champion Financing to ECN Capital and Skyline Champion, including the provision of more attractive financing options for Skyline Champion’s customers and dealers, driving greater demand for Skyline Champion’s products, and generating increased originations and balances for Triad. The forward-looking expectations discussed in this communication may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting ECN Capital and Skyline Champion, including risks regarding the launch of Champion Financing, the market’s acceptance of Champion Financing’s white label retail finance program and branded floorplan offering, and the parties’ plans, strategies and objectives and other factors beyond the control of ECN Capital and Skyline Champion. Forward-looking statements by their nature are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause ECN Capital’s and Skyline Champion’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained herein. Accordingly, readers should not place undue reliance on such forward-looking statements. A discussion of the material risks and assumptions associated with ECN Capital’s business can be found in ECN Capital’s Management Discussion and Analysis for the three and six months ended June 30, 2023 and Annual Information Form dated March 30, 2023 which can be accessed at www.sedarplus.ca. A discussion of the material risks and assumptions associated with Skyline Champion’s business can be found in Skyline Champion’s Annual Report on Form 10-K for the fiscal year ended April 1, 2023 previously filed with the Securities and Exchange Commission (“SEC”), as well as in Skyline Champion’s Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed with or furnished to the SEC. Accordingly, readers should not place undue reliance on any forward-looking statements or information. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and ECN Capital and Skyline Champion do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Investor Rights Agreement, dated September 26, 2023
99.1	Joint Press Release, dated September 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Portions of this exhibit (indicated by asterisks) have been omitted in accordance with Regulation S-K Item 601(a)(5) and Regulation S-K Item 601(b)(10). The Registrant agrees to furnish a copy of all omitted portions of this exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyline Champion Corporation

Date:	September 28, 2023	By:	/s/ Robert Spence
Robert Spence Senior Vice President, General Counsel and Secretary